Exhibit 99.1

ConnectM Delivers 93% Gross Profit Growth in Transformational Fiscal Year 2025; Targets $75 Million Revenue and Positive EBITDA for Fiscal Year 2026

Achieves $25.4 Million Stockholders’ Equity Turnaround; Advances National Exchange Uplisting and Launches Keen Labs AI Platform with 130,000+ Connected Assets

MARLBOROUGH, Mass., April 17, 2026 (GLOBE NEWSWIRE) -- ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a high-growth technology company powering the modern energy economy, today announced financial results for the fiscal year ended December 31, 2025.

Fiscal Year 2025 Key Highlights

•	Record revenue: $35.8 million, a 58% increase from $22.7 million in fiscal year 2024

•	Gross profit inflection: $11.5 million, a 93% increase year-over-year; gross margin expanded to 32% from 26%

•	Margin Expansion: Gross margin expanded 570 basis points to 32%, driven by a higher-margin software and service mix.

•	Balance Sheet Turnaround: Improved stockholders’ equity by $25.4 million, shifting from a ($23.8) million deficit to a positive $1.6 million.

•	Total assets growth: 183% to $36.2 million from $12.8 million

•	Operational Efficiency: Net loss improved 29% to ($16.1) million, reflecting disciplined SG&A management and portfolio rationalization.

Strategic & AI Catalysts

•	Keen Labs AI Launch: Formed a wholly owned subsidiary processing 30GB+ of daily operational data from 130,000+ connected assets to power predictive maintenance and Virtual Power Plant (VPP) models

•	National Exchange Uplisting: Filed an S-1 registration statement for a firm commitment public offering with ThinkEquity as sole book-runner, a key step in unlocking institutional liquidity

•	Battery IP Acquisition: Completed the purchase of Amperics, acquiring Hi-C™ (defense/data centers) and Hi-E™ (residential VPP) battery technology.

•	Portfolio Rationalization: Divested three lower-margin home service businesses (ATS, SESB, GEG) to concentrate resources on high-multiple AI and infrastructure segments.

Management Commentary

“Fiscal year 2025 was a transformational year for ConnectM,” said Bhaskar Panigrahi, Chairman and CEO. “We delivered 58% revenue growth, nearly doubled our gross profit, and executed a $25.4 million stockholders’ equity turnaround — all while completing strategic acquisitions, launching Keen Labs as our AI innovation engine, and filing our S-1 for a national exchange uplisting. The SPAC overhang is behind us. Capital is now a growth tool, not a survival tool.”

“With our Hi-C and Hi-E battery technology, our 130,000+ connected asset network, and our expanding energy intelligence platform, ConnectM is positioned at the intersection of electrification, artificial intelligence, and energy storage — three of the highest-growth sectors in the market today. We are actively streamlining our portfolio to concentrate on our highest-margin, highest-multiple business lines, which we expect to drive meaningful SG&A improvement and accelerate our path to profitability. We are targeting $75 million revenue and positive EBITDA generation for fiscal 2026.” added Panigrahi.

Fiscal Year 2025 Financial Summary

(in thousands, except per share data)

	FY2025	FY2024	Change
Revenue	$35,837	$22,653	+58%
Cost of Revenue	$24,371	$16,706	+46%
Gross Profit	$11,466	$5,947	+93%
Gross Margin	32.0%	26.3%	+570	bps
SG&A Expenses	$23,503	$15,145	+55%
Loss from Operations	$(12,586)	$(11,602)	-9%
Total Other Expense, Net	$(3,488)	$(10,906)	+68%
Net Loss	$(16,058)	$(22,508)	+29%
Net Loss per Share (Basic)	$(0.22)	$(1.18)	+81%

Balance Sheet Highlights

	Dec 31, 2025	Dec 31, 2024
Total Assets	$36,170	$12,757
Total Liabilities	$34,595	$36,543
Stockholders’ Equity (Deficit)	$1,575	$(23,787)
Cash	$2,904	$2,408
Shares Outstanding	153,255,345	29,093,289

Revenue by Segment

Segment	FY2025	FY2024	% of Rev
Owned Service Network	$17,908	$10,050	50%
Logistics	$12,034	$4,680	34%
Managed Solutions	$3,126	$5,858	9%
Transportation	$2,066	$2,065	6%
Distributed Energy & Renewables	$703	—	2%
Total Revenue	$35,837	$22,653	100%

Fiscal Year 2026 Outlook

For fiscal year 2026, ConnectM has a mandate to achieve and sustain profitability. Growth is expected to be driven by:

• Organic Expansion: Full-year contributions from 2025 acquisition

• India Platform Value: Leveraging the 76-acre Geo Impex logistics and data center campus, which provides significant hard-asset backing to the valuation

• Segment Rationalization: Continued focus on highest-margin, highest-multiple business lines to accelerate the path to positive EBITDA

About ConnectM Technology Solutions, Inc.
ConnectM is a constellation of technology-driven businesses powering the modern energy economy. The Company delivers AI-powered electrification, distributed energy, energy storage, last-mile delivery, and industrial IoT solutions to customers worldwide through its operating subsidiaries and its Keen Labs technology platform. For more information, visit www.connectm.com.

About Keen Labs
Keen Labs, a wholly owned technology subsidiary of ConnectM, develops the AI, control and energy intelligence platforms that underpin the Company’s solutions. Keen Labs’ portfolio includes industrial IoT hardware, the Hi-C™ line of hybrid energy storage systems, the Hi-E™ line of Lithium Iron Phosphate long duration and VPP enabling storage systems, smart heat pumps, and connected vehicle technologies, all integrated through its software platform to optimize performance across fleets, facilities and distributed energy assets. For more information, visit www.keenlabs.ai.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com

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